UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6120

THE FIRST ISRAEL FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq. The First Israel Fund, Inc. Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2008 to June 30, 2008

Item 1. Reports to Stockholders.

THE FIRST ISRAEL FUND, INC.

SEMI-ANNUAL REPORT
JUNE 30, 2008
(unaudited)

ISL-SAR-0608

LETTER TO SHAREHOLDERS (UNAUDITED)

August 19, 2008

Dear Shareholder:

For the semiannual period ended June 30, 2008, The First Israel Fund, Inc. (the "Fund") had a loss of -3.02% based on net asset value, vs. a loss of 1.70% for the Tel Aviv 100 Index* (the "TA-100"). Based on market price, the Fund had a decrease of -23.12% for the semiannual period. As of 6/30/08, the Fund is trading at a discount of -10.68% to its NAV, as compared to a premium of 12.66% as of 12/31/07.

Market Review: A weak period overall

The six-month period was a challenging one for the Israeli equity market. In the first quarter, the market was especially weak, though there was some recovery in the second quarter.

In the early part of the year, Israel's exposure to the United States coupled with its high-tech, export-oriented economy left it vulnerable to the deepening credit market crisis and fears of a U.S. recession. A surprise rate cut by the Bank of Israel at the end of February offered some relief, but sentiment was not helped by the ongoing conflict in Gaza and the fragile government. Additionally, though it has not been as steep as in other countries, rising inflation led to interest rate increases during May and June. And, similar to other countries, further rate increases (intended to rein in inflation) will need to be balanced against slower economic growth.

Economic growth is expected to slow through the balance of 2008, primarily due to slower exports to the United States and continued interest rate increases.

Strategic Review and Outlook: Investors stayed with highly liquid companies

During the period, the TA-100 Index fell modestly by 1.7% in U.S.-dollar terms. Considering the strength of the Shekel, however, losses in local currency were much higher. In terms of NAV, the Fund slightly underperformed the TA-100 with a 3.02% loss (also in U.S. dollars). Positive contributors to absolute performance included holdings in the chemical sector—from Israel Chemicals (7.9% of the Fund as of June 30, 2008, 85% return), Israel Corp (3.6% of the Fund as of June 30, 2008, 62% return), and Makhteshim Agan Industries (2.6% of the Fund as of June 30, 2008, 4.9% return)—and in the telecommunications sector from Bezeq Israel Telecom (5.9% of the Fund as of June 30, 2008, 10.2% return). Detractors to performance came from holdings in the real estate sector and selected financials such as Bank Hapoalim (5.6% of the Fund as of June 30, 2008, -11.6% return) and Harel Insurance (6.1% of the Fund as of June 30, 2008, -16.0%).

While sectors have performed differently (for example the strength in chemicals vs. the weakness in real estate), there has also been a discrepancy in the performance between large-capitalization stocks and mid/small capitalization stocks. The TA-25 Index of blue chip companies returned 2.5% over the period, as compared to a loss of -18.6% for the TA-75 Index of second tier stocks. Overall, investors were selecting highly liquid stocks and avoiding lesser liquid names—regardless of comparable valuations.

LETTER TO SHAREHOLDERS (UNAUDITED) (CONTINUED)

With regard to the Fund's private equity holdings, the last four years have seen an improvement in the performance of Israel's technology sector from the 1999 post-bubble valuations. However, the most recent six-month period saw the valuations of the Fund's investments remain relatively unchanged. Activities within the underlying investments mainly offset each other as the decreased share price of public securities and write-down of investments were offset by the write-up of investment values based on the latest financing round. For the period from January through June of 2008, the Fund received distributions from limited partnerships totaling $517,102, compared to a total of $315,615 during the same period in 2007. The main component of the increase was a distribution from Emerging Market Ventures (0.4% of the Fund as of June 30, 2008), comprised of its uninvested escrow funds and distribution proceeds from underlying investments. We hope to see this trend in realizations continue in the coming quarters. The unfunded commitments of the Fund at June 30, 2008 was $1,308,933.

Looking ahead, we believe there are a number of headwinds: interest rates may rise further; the economy is slowing down; the United States is slowing; and global markets are not yet showing signs of an end to the turbulence seen over the last year. However, valuations are low in many of Israel's "internationalized" companies and we believe that valuation levels for the smaller capitalized companies are now at deep discounts when compared to historical levels.

Neil Gregson Chief Investment Officer**	George Hornig Chief Executive Officer and President***

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. There are also risks associated with investing in Israel, including the risk of investing in a single-country fund as well as risks associated with investing in private equities.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

LETTER TO SHAREHOLDERS (UNAUDITED)

*The Tel Aviv 100 Index is an index of the 100 largest companies (i.e., in terms of market capitalization) listed on the Tel Aviv Stock Exchange. Investors cannot invest directly in an index.

**Neil Gregson, who is a Managing Director of Credit Suisse Asset Management Limited ("Credit Suisse Ltd."), is head of emerging market equities, based in London. Prior to assuming this role in 2003, he was chief investment officer for equities in Emerging Europe, the Middle East and Africa. Mr. Gregson joined Credit Suisse Ltd. in 1990 after working as an investment analyst in Johannesburg. Previously, he was a mining engineer with Anglo American Corporation in South Africa. Mr. Gregson holds a BSc (Hons.) in mining engineering from Nottingham University.

***George Hornig is a Managing Director of Credit Suisse. He is the Chief Operating Officer of Alternative Investments and Chairman of the Asset Management Americas Operating Committee. Mr. Hornig has been associated with Credit Suisse since 1999.

THE FIRST ISRAEL FUND, INC.

PORTFOLIO SUMMARY
JUNE 30, 2008 (UNAUDITED)

SECTOR ALLOCATION

TOP 10 HOLDINGS, BY ISSUER

	Holdings	Sector	Percent of Net Assets
1.	Teva Pharmaceutical Industries Ltd.	Pharmaceuticals	9.0
2.	Israel Chemicals Ltd.	Chemicals	7.9
3.	Bank Leumi Le-Israel Ltd.	Commercial Banks	6.9
4.	Harel Insurance Investments Ltd.	Insurance	6.1
5.	Bezeq Israeli Telecommunication Corporation Ltd.	Diversified Telecommunication Services	5.9
6.	Bank Hapoalim Ltd.	Commercial Banks	5.6
7.	The Israel Corporation Ltd.	Chemicals	3.6
8.	Perrigo Co.	Pharmaceuticals	2.7
9.	Makhteshim-Agan Industries Ltd.	Chemicals	2.6
10.	Israel Discount Bank Ltd.	Commercial Banks	2.4

THE FIRST ISRAEL FUND, INC.

AVERAGE ANNUAL RETURNS
JUNE 30, 2008 (UNAUDITED)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	7.10%	17.42%	15.09%	8.73%
Market Value	1.09%	19.01%	17.02%	9.97%

Credit Suisse may waive fees and/or reimburse expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the fund may be lower or higher than the figures shown. The fund's yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 800-293-1232.

The annualized gross expense ratio is 2.02%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.73%.

THE FIRST ISRAEL FUND, INC.

Schedule of Investments
June 30, 2008 (unaudited)

Description	No. of Shares	Value
EQUITY OR EQUITY-LINKED SECURITIES-95.24%
Israel-94.79%
Aerospace & Defense-1.66%
Elbit Systems Ltd.	11,000	$652,394
FMS Enterprises Migun Ltd.	18,998	543,918
Rabintex Industries Ltd.†	72,479	236,496
		1,432,808
Airlines-0.13%
EL AL Israel Airlines	275,000	114,740
Beverages-0.25%
Mayanot Eden Ltd.†	29,526	217,444
Capital Markets-1.31%
IBI Investment House Ltd.	100,000	947,497
Poalim IBI Management	100,000	178,861
		1,126,358
Chemicals-14.12%
Israel Chemicals Ltd.	295,000	6,859,286
Makhteshim-Agan Industries Ltd.	239,999	2,230,572
The Israel Corporation Ltd.†	2,000	3,094,992
		12,184,850
Commercial Banks-16.68%
Bank Hapoalim Ltd.	1,100,000	4,845,271
Bank Leumi Le-Israel Ltd.†	1,197,500	5,962,238
F.I.B.I. Holdings Ltd.†	27,500	454,868
First International Bank of Israel Ltd.†	100,000	247,465
Israel Discount Bank Ltd., Class A	950,000	2,098,825
United Mizrahi Bank Ltd.†	100,000	791,349
		14,400,016
Commercial Services & Supplies-0.37%
Global Wire Ltd.†	100,000	102,790
Tefen Industrial Engineering & Management & Systems Analysis Ltd.	50,000	216,099
		318,889

Description	No. of Shares	Value
Communications Equipment-1.50%
AudioCodes Ltd.†	23,822	$85,979
AudioCodes Ltd.†	50,000	183,500
NICE Systems Ltd., ADR†	20,000	591,400
RADWARE Ltd.†	49,300	434,333
		1,295,212
Construction & Engineering-2.26%
Housing & Construction Holdings Ltd.†	1,175,000	1,605,561
Minrav Holdings Ltd.†	7,250	343,337
		1,948,898
Diversified Financial Services-1.19%
Ampal-American Israel Corp., Class A†	126,800	571,868
Habas†	41,086	112,423
Polar Investments Ltd.†	30,000	339,550
		1,023,841
Diversified Telecommunication Services-5.98%
Bezeq Israeli Telecommunication Corporation Ltd.	2,570,000	5,057,253
Leadcom Integrated Solutions Ltd.	250,000	109,038
		5,166,291
Electrical Equipment & Instruments-3.66%
Electra (Israel) Ltd.†	3,679	453,986
Elron Electronic Industries Ltd.†	42,500	340,989
Melta Inter Industry Ltd.	157,500	194,967
Nisko Industries (1992) Ltd.†	50,000	181,371
Orbotech, Ltd.†	66,755	889,177
PCB Technologies Ltd,	30,000	19,420
Priortech Ltd.†	112,500	377,956
Rapac Electronics Ltd.	100,000	304,442
Rapac Technologies (2000) Ltd.	47,500	236,615
Telsys Ltd.	42,500	162,725
		3,161,648

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

Schedule of Investments (continued)
June 30, 2008 (unaudited)

Description	No. of Shares	Value
Food & Staples Retailing-0.60%
Blue Square Chain Investments & Properties Ltd.	77,500	$439,645
Gan Shmuel Food Industries	16,940	82,331
		521,976
Health Care Equipment & Supplies-0.29%
Medtechnica Ltd.	35,000	153,468
Shamir Optical Industry Ltd.†	15,082	99,423
		252,891
Health Care Technology-0.37%
Procognia (Israel) Ltd.†	600,000	98,428
Starlims Technologies Ltd.	35,000	219,178
		317,606
Household Durables-2.38%
Africa Israel Investments Ltd. (Shares 0.1)	11,000	668,798
Elco Holdings Ltd.	101,999	1,387,523
		2,056,321
Household Products-0.66%
Albad Massuot Yitzhak Ltd.†	51,500	573,100
Industrial Conglomerates-5.00%
Clal Industries Ltd.	170,000	771,926
Delek Group Ltd.	3,500	531,592
Discount Investment Corporation	20,000	522,904
Granite Hacarmel Investments Ltd.†	145,000	380,207
IDB Development Corporation Ltd.	35,500	872,230
IDB Holding Corporation Ltd.	37,500	873,976
Koor Industries Ltd.	5,500	360,506
		4,313,341
Insurance-7.45%
Clal Insurance Enterprise Holdings Ltd.	50,000	1,028,985
Harel Insurance Investments Ltd.	110,500	5,288,179

Description	No. of Shares	Value
Insurance (continued)
Leumi Insurance Holdings Ltd.†	37,500	$47,669
Menorah Mivtachim Holdings	7,500	63,376
		6,428,209
Internet Software & Services-0.15%
Internet Gold-Golden Lines Ltd.†	13,000	103,666
RADVision Ltd.†	5,000	29,357
		133,023
Investment & Holding Companies-0.71%
Kaman Holdings Mendelson Group Ltd.	56,870	206,824
Kardan NV	31,250	398,309
The Renaissance Fund LDC†‡	60	3,653
		608,786
Machinery-0.10%
Plasson Ltd.	5,000	87,346
Metals & Mining-0.35%
Africa Israel Industries Ltd.	5,500	304,357
Multiline Retail-0.11%
Golf & Co.	17,550	96,714
Oil, Gas & Consumable Fuels-0.27%
JOEL†	13,645	180,942
Oil Refineries Ltd.	75,000	55,919
		236,861
Paper & Forest Products-0.50%
American Israeli Paper Mills Ltd.	6,088	429,061
Pharmaceuticals-12.06%
Bioline RX Ltd.†	425,021	299,053
DeveloGen AG†*	50	910
Perrigo Co.	71,000	2,326,020
Teva Pharmaceutical Industries Ltd., ADR	170,000	7,786,000
		10,411,983

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

Schedule of Investments (continued)
June 30, 2008 (unaudited)

Description	No. of Shares	Value
Real Estate Management & Development-2.86%
Africa Israel Properties Ltd.†	3,000	$116,935
Elbit Imaging Ltd.†	1,000	41,849
Gazit Globe (1982) Ltd.	90,000	931,927
Industrial Buildings Corporation Ltd.	265,000	660,364
Jerusalem Economic Corporation Ltd.	28,000	336,080
Mishorim Development Limited†	22,305	66,992
Property & Building Corporation Ltd.	3,240	314,248
		2,468,395
Road & Rail-0.70%
Dan Vehicle & Transportation	97,500	605,831
Semiconductor & Semiconductor Equipment-0.89%
Camtek Ltd.†	29,400	29,988
DSP Group Inc.†	105,000	735,000
		764,988
Software-3.64%
Aladdin Knowledge Systems Ltd.†	21,300	287,550
Aladdin Knowledge Systems Ltd.†	4,000	52,414
Babylon Ltd.†	50,000	82,071
Check Point Software Technologies Ltd.†	75,000	1,775,250
ECtel Ltd.†	899	1,744
Formula Systems (1985) Ltd.	81,250	849,123
Formula Vision Technologies Ltd.	161,240	19,242
MIND C.T.I. Ltd.	1,500	1,454
MIND C.T.I. Ltd.	72,200	75,088
		3,143,936
Specialty Retail-0.23%
Dor Alon Energy in Israel (1988) Ltd.	14,996	200,533

Description	No. of Shares	Value
Textiles, Apparel & Luxury Goods-0.25%
Fox Wizel Ltd.	35,000	$147,933
Tefron Ltd.	25,000	65,452
		213,385
Transportation Infrastructure-0.09%
Minuterman International Inc.	44,982	80,971
Venture Capital-6.02%
ABS GE Capital Giza Fund, L.P.†‡	1,250,001	199,475
Advent Israel (Bermuda) L.P.†‡	1,682,293	41,563
BPA Israel Ventures LLC†‡#	1,674,588	1,073,815
Concord Ventures II Fund L.P.†‡	2,000,000	508,982
Delta Fund I, L.P.†‡	250,440	133,828
Formula Ventures L.P.†‡	1,000,000	9,760
Giza GE Venture Fund III L.P.†‡	1,250,000	678,738
K.T. Concord Venture Fund L.P.†‡	1,000,000	168,908
Neurone Ventures II, L.P.†‡#	648,684	214,033
Pitango Fund II LLC†‡	1,000,000	207,688
SVE Star Ventures Enterprises GmbH & Co. No. IX KG†‡#	1,901,470	937,691
Walden Israel Ventures III, L.P.†‡#	1,166,688	1,018,985
		5,193,466
Total Israel (Cost $57,561,035)		81,834,075
Global-0.45%
Venture Capital-0.45%
Emerging Markets Ventures I L.P. (Cost $842,778)†‡#	2,237,292	385,351
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost $58,403,813)		82,219,426

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

Schedule of Investments (continued)
June 30, 2008 (unaudited)

Description	Principal Amount (000's)	Value
SHORT-TERM INVESTMENT-4.84%
Grand Cayman-4.84%
Bank of America, London overnight deposit, 1.35%, 7/01/08 (Cost $4,177,000)	$4,177	$4,177,000
Total Investments-100.08% (Cost $62,580,813) (Notes B,E,G)		86,396,426
Liabilities in Excess of Cash and Other Assets-(0.08)%		(68,593)
NET ASSETS-100.00%		$86,327,833

†  Non-income producing security.

‡  Restricted security, not readily marketable; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Notes B and H).

*  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Note B).

#  As of June 30, 2008, the aggregate amount of open commitments for the Fund is $1,308,933. (See Note H).

ADR  American Depositary Receipts.

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

Statement of Assets and Liabilities
June 30, 2008 (unaudited)

ASSETS
Investments, at value (Cost $62,580,813) (Notes B,E,G)	$86,396,426
Foreign currencies (Cost of $228,988)	230,442
Receivables:
Dividends	116,936
Israeli tax refunds (Note B)	219,085
Prepaid expenses	2,007
Total Assets	86,964,896
LIABILITIES
Payables:
Due to Custodian	1,120
Investment advisory fees (Note C)	223,947
Investments purchased	220,259
Directors' fees	34,981
Administration fees (Note C)	16,323
Other accrued expenses	140,433
Total Liabilities	637,063
NET ASSETS (applicable to 4,269,154 shares of common stock outstanding) (Note D)	$86,327,833
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 4,269,154 shares issued and outstanding (100,000,000 shares authorized)	$4,269
Paid-in capital	54,562,321
Undistributed net investment income	504,561
Accumulated net realized gain on investments and foreign currency related transactions	7,439,851
Net unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currency	23,816,831
Net assets applicable to shares outstanding	$86,327,833
NET ASSET VALUE PER SHARE ($86,327,833 ÷ 4,269,154)	$20.22
MARKET PRICE PER SHARE	$18.06

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

Statement of Operations
For the Six Months Ended June 30, 2008 (unaudited)

INVESTMENT INCOME
Income (Note B):
Dividends	$1,443,422
Interest	45,718
Less: Foreign taxes withheld	(231,524)
Total Investment Income	1,257,616
Expenses:
Investment advisory fees (Note C)	578,788
Custodian fees	132,043
Directors' fees	41,312
Administration fees (Note C)	32,242
Audit and tax fees	23,780
Legal fees	18,363
Printing (Note C)	17,563
Accounting fees	15,565
Shareholder servicing fees	12,766
Insurance	1,034
Stock exchange listing fees	445
Miscellaneous	7,086
Total Expenses	880,987
Less: Fee waivers (Note C)	(127,932)
Net Expenses	753,055
Net Investment Income	504,561
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain from:
Investments	6,329,356
Foreign currency related transactions	150,176
Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currency	(9,691,398)
Net realized and unrealized loss on investments and foreign currency related transactions	(3,211,866)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,707,305)

See accompanying notes to financial statements.

THE FIRST ISRAEL FUND, INC.

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2008 (Unaudited)	For the Year Ended December 31, 2007
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income	$504,561	$1,180,339
Net realized gain on investments and foreign currency related transactions	6,479,532	8,310,311
Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currency	(9,691,398)	9,848,265
Net increase/(decrease) in net assets resulting from operations	(2,707,305)	19,338,915
Dividends and distributions to shareholders:
Net investment income	—	(1,618,929)
Net reailized gain on investments	—	(7,753,591)
Total dividends and distributions to shareholders:	—	(9,372,520)
Capital Share Transactions:
Issuance of 8,814 and 1,045 shares, respectively, from reinvestment of dividends and distributions	190,849	21,191
Total increase/(decrease) in net assets	(2,516,456)	9,987,586
NET ASSETS
Beginning of period	88,844,289	78,856,703
End of period	$86,327,833 *	$88,844,289

*  Includes undistributed net investment income of $504,561.

See accompanying notes to financial statements.

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THE FIRST ISRAEL FUND, INC.

Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

	For the Six Months Ended June 30, 2008		For the Years Ended December 31,		For the Three Months Ended December 31,
	(unaudited)		2007	2006	2005
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$20.85		$18.51	$17.44	$18.28
Net investment income/(loss)	0.12	†	0.28 †	0.17	0.01
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(0.75)		4.26	2.25	0.75
Net increase/(decrease) in net assets resulting from operations	(0.63)		4.54	2.42	0.76
Dividends and distributions to shareholders:
Net investment income	—		(0.38)	(0.18)	—
Net realized gain on investments and foreign currency related transactions	—		(1.82)	(1.17)	(1.60)
Total dividends and distributions to shareholders	—		(2.20)	(1.35)	(1.60)
Anti-dilutive impact due to capital shares repurchased	—		—	—	—
Net asset value, end of period	$20.22		$20.85	$18.51	$17.44
Market value, end of period	$18.06		$23.49	$18.65	$15.67
Total investment return (a)	(23.12)%		38.96%	27.77%	6.15%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$86,328		$88,844	$78,857	$74,273
Ratio of expenses to average net assets (b)	1.73	%(c)	1.71%	1.73%	1.65	%(c)
Ratio of expenses to average net assets, excluding fee waivers	2.02	%(c)	1.99%	1.97%	1.87	%(c)
Ratio of net investment income/(loss) to average net assets (b)	1.16	%(c)	1.34%	0.95%	0.16	%(c)
Portfolio turnover rate	10.10%		9.32%	9.82%	1.53%

†  Based on average shares outstanding.

(a)  Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(b)  Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers.

(c)  Annualized.

See accompanying notes to financial statements.

	For the Fiscal Years Ended September 30,
	2005	2004	2003	2002	2001	2000	1999	1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$14.27	$12.35	$9.50	$11.64	$23.24	$17.18	$15.04	$18.41
Net investment income/(loss)	(0.07)	(0.03)	(0.22)†	(0.17)†	(0.06)†	(0.02)†	(0.02)†	0.07
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	4.08	1.95	3.42	(1.80)	(8.39)	7.80	3.21	(2.97)
Net increase/(decrease) in net assets resulting from operations	4.01	1.92	3.20	(1.97)	(8.45)	7.78	3.19	(2.90)
Dividends and distributions to shareholders:
Net investment income	—	—	—	—	(0.08)	(0.41)	(0.21)	—
Net realized gain on investments and foreign currency related transactions	—	—	(0.35)	(0.17)	(3.07)	(1.46)	(1.20)	(0.47)
Total dividends and distributions to shareholders	—	—	(0.35)	(0.17)	(3.15)	(1.87)	(1.41)	(0.47)
Anti-dilutive impact due to capital shares repurchased	—	—	—	—	—	0.15	0.36	—
Net asset value, end of period	$18.28	$14.27	$12.35	$9.50	$11.64	$23.24	$17.18	$15.04
Market value, end of period	$16.21	$12.09	$10.10	$7.41	$9.60	$18.563	$14.000	$11.813
Total investment return (a)	34.08%	19.70%	40.57%	(21.24)%	(38.21)%	47.61%	32.61%	(18.05)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$77,875	$60,773	$52,604	$40,457	$49,565	$98,979	$76,683	$75,373
Ratio of expenses to average net assets (b)	2.10%	1.92%	2.31%	2.08%	1.88%	2.05%	2.05%	2.06%
Ratio of expenses to average net assets, excluding fee waivers	2.33%	2.13%	2.54%	2.30%	2.09%	2.28%	2.30%	2.31%
Ratio of net investment income/(loss) to average net assets (b)	(0.39)%	(0.19)%	(2.01)%	(1.44)%	(0.39)%	(0.08)%	(0.12)%	0.42%
Portfolio turnover rate	10.65%	8.53%	2.94%	11.26%	21.11%	27.06%	18.65%	29.11%

THE FIRST ISRAEL FUND, INC.

Notes to Financial Statements
June 30, 2008 (unaudited)

Note A. Organization

The First Israel Fund, Inc. (the "Fund") was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. On November 17, 2005, the Fund's Board of Directors approved a change in the Fund's fiscal year end from a twelve-month period ending September 30 to a twelve-month period ending December 31.

Note B. Significant Accounting Policies

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. At June 30, 2008, the Fund held 6.47% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $10,775,668 and fair value of $5,583,380. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or

THE FIRST ISRAEL FUND, INC.

Notes to Financial Statements (continued)
June 30, 2008 (unaudited)

most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$17,661,818	$—
Level 2—Other Significant Observable Inputs	63,151,228	—
Level 3—Significant Unobservable Inputs	5,583,380	—
Total	$86,396,426	$—

*  Other financial instruments include futures, forwards and swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments*
Balance as of 12/31/07	$6,084,747	$—
Accrued discounts/ premiums	—	—
Realized gain/loss and change in unrealized appreciation	15,735	—
Net purchases/sales	(517,102)	—
Net transfers in and/or out of Level 3	—	—
Balance, as of 06/30/08	$5,583,380	—
Net change in unrealized appreciation from investments still held as of 06/30/08	$239,184	$—

*  Other financial instruments include futures, forwards and swap contracts.

THE FIRST ISRAEL FUND, INC.

Notes to Financial Statements (continued)
June 30, 2008 (unaudited)

Short-Term Investment: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

Taxes: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange ("TASE"). Gains derived from Israeli securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that support the infrastructure of Israel are considered approved investments. Any gains sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. For the six months ended June 30, 2008, the Fund did not incur any Israeli capital gains taxes. The Fund accrues any capital gains tax estimated to be payable as if the security had been sold at the time unrealized gains are recorded.

Dividends derived from listed or approved Israeli securities are subject to a 15% withholding tax, while dividends from unlisted or unapproved securities are subject to a 25% withholding tax. The Fund accrued for a refund of a portion of these amounts withheld. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. Withholding taxes are accrued when the related income is earned in an amount management believes is ultimately payable after any reclaims of taxes withheld.

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48 or the "Interpretation"), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. The Fund has reviewed its' current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (I)  market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

  (II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

THE FIRST ISRAEL FUND, INC.

Notes to Financial Statements (continued)
June 30, 2008 (unaudited)

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

Distributions of Income and Gains: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

Partnership Accounting Policy: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from underlying partnerships and adjusts the cost of underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

Other: The Fund invests in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investments in Israel may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate

THE FIRST ISRAEL FUND, INC.

Notes to Financial Statements (continued)
June 30, 2008 (unaudited)

or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values, and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

The Board of Directors has removed the limitation set forth in the Fund's original prospectus requiring that the portion of the Fund's investments not invested in Israeli securities be invested in securities of companies that are substantially involved in or with Israel. However, the Fund has adopted a policy to invest under normal circumstances, at least 80% of the value of its assets in investments that are tied economically to Israel.

Note C. Agreements

Credit Suisse Asset Management, LLC ("Credit Suisse") serves as the Fund's investment adviser with respect to all investments. Credit Suisse is contractually entitled to receive as compensation for its advisory services from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly market value or net assets (whichever is lower) invested in listed securities (including securities traded over-the-counter in the United States) and 2.00% of the Fund's average weekly market value or net assets (whichever is lower) invested in unlisted securities. The aggregate fee may not exceed an annual rate of 1.40% of the Fund's average weekly market value or net assets (whichever is lower). Credit Suisse has agreed to waive the advisory fee previously payable to the Fund's former investment sub-adviser. For the six months ended June 30, 2008, Credit Suisse earned $578,788 for advisory services, of which Credit Suisse waived $127,932. Credit Suisse also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 2008, Credit Suisse was reimbursed $1,725 for administrative services rendered to the Fund.

Credit Suisse Asset Management Limited ("Credit Suisse Ltd.") an affiliate of Credit Suisse, is a sub-investment adviser to the Fund. Credit Suisse Ltd.'s sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and not paid by the Fund.

Analyst Exchange and Trading Services Ltd. ("Analyst I.M.S.") is also a sub-investment adviser to the Fund. Analyst I.M.S. is paid a fee, out of the advisory fee payable to Credit Suisse, calculated weekly and paid quarterly at an annual rate of 0.30% of the Fund's average weekly market value or net assets (whichever is lower). In addition, Credit Suisse pays Analyst I.M.S., out of its advisory fee, a reimbursement for any Israeli Value Added taxes (currently 15.5%) and $25,000 annually to cover expenses incurred in the execution of sub-advisory services. For the six months ended June 30, 2008, Analyst I.M.S. earned $161,449 for sub-advisory services.

Analyst I.M.S. has certain commercial arrangements with banks and brokers in Israel from which Analyst I.M.S. receives a portion of the commissions on the Fund's trades executed in Israel. For the six months

THE FIRST ISRAEL FUND, INC.

Notes to Financial Statements (continued)
June 30, 2008 (unaudited)

ended June 30, 2008, such commissions amounted to approximately $7,900.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is calculated weekly based on the Fund's average weekly net assets. For the six months ended June 30, 2008, BSFM earned $30,517 for administrative services. Effective August 1, 2008, BSFM no longer serves as the Fund's administrator, and was replaced by Brown Brothers Harriman & Co.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the six months ended June 30, 2008, Merrill was paid $3,122 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares. Beginning in 2008, the Independent Directors can elect to receive up to 100% of their annual retainer in shares of the Fund. Directors as a group own less than 1% of the Fund's outstanding shares.

Note D. Capital Stock

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,269,154 shares outstanding at June 30, 2008, Credit Suisse owned 7,169 shares.

Note E. Investment in Securities

For the six months ended June 30, 2008, purchases and sales of securities, other than short-term investments, were $10,010,813 and $8,354,745, respectively.

Note F. Credit Facility

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. Effective June 2008, Deutsche Bank A.G. no longer serves as administrator and syndication agent to the credit facility. During the six months ended June 30, 2008, the Fund had no borrowings under the Credit Facility.

Note G. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

At June 30, 2008, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $62,580,813, $38,345,408, $(14,529,795) and $23,815,613, respectively.

THE FIRST ISRAEL FUND, INC.

Notes to Financial Statements (continued)
June 30, 2008 (unaudited)

Note H. Restricted Securities

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

Security	Number of Shares	Acquisition Date(s)	Cost	Fair Value At 06/30/08	Value per Share	Percent of Net Assets	Distributions Received	Open Commitments
ABS GE Capital Giza Fund, L.P.	1,250,001	02/03/98 – 02/13/02	$985,303	$199,475	$0.16	0.23	$1,605,498	—
Advent Israel (Bermuda) L.P.	1,682,293	06/16/93 – 01/16/98	1,436,643	41,563	0.02	0.05	3,851,769	—
BPA Israel Ventures LLC	1,674,588	10/05/00 – 12/09/05	1,187,968	1,073,815	0.64	1.24	—	$625,412
Concord Ventures II Fund L.P.	2,000,000	03/29/00 – 12/15/06	1,316,619	508,982	0.25	0.59	129,290	—
Delta Fund I, L.P.	250,440	11/15/00 – 03/28/07	168,032	133,828	0.53	0.15	52,907	—
Emerging Markets Ventures I L.P.	2,237,292	01/22/98 – 01/10/06	842,778	385,351	0.17	0.45	2,431,185	262,708
Formula Ventures L.P.	1,000,000	08/06/99 – 06/14/04	92,112	9,760	0.01	0.01	331,080	—
Giza GE Venture Fund III L.P.	1,250,000	1/31/00 – 11/23/06	828,929	678,738	0.54	0.79	290,619	—
K.T. Concord Venture Fund L.P.	1,000,000	12/08/97 – 09/29/00	634,689	168,908	0.17	0.20	620,517	—
Neurone Ventures II, L.P.	648,684	11/24/00 – 11/12/07	174,301	214,033	0.33	0.25	281,154	112,500
Pitango Fund II LLC	1,000,000	10/31/96 – 08/01/01	388,547	207,688	0.21	0.24	1,175,618	—
SVE Star Ventures Enterprises GmbH & Co. No. IX KG	1,901,470	12/21/00 – 08/06/07	1,436,590	937,691	0.49	1.09	380,279	100,000
The Renaissance Fund LDC	60	03/30/94 – 03/21/97	193,756	3,653	60.88	0.00	586,059	—
Walden-Israel Ventures III, L.P.	1,166,688	02/23/01 – 11/02/06	677,401	1,018,985	0.87	1.18	942,976	208,313
Total			$10,363,668	$5,582,470		6.47	$12,678,951	$1,308,933

The Fund may incur certain costs in connection with the disposition of the above securities.

THE FIRST ISRAEL FUND, INC.

Notes to Financial Statements (continued)
June 30, 2008 (unaudited)

Note I. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note J. Recent Accounting Pronouncements

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management of the Funds does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 10, 2008, the Annual Meeting of Shareholders of The First Israel Fund, Inc. (the "Meeting") was held and the following matter was voted upon:

(1)  To re-elect two directors to the Board of Directors of the Fund:

Name of Director	For	Withheld
James J. Cattano (Class II)	3,573,752	153,718

Steven N. Rappaport (Class II)	3,573,731	153,739

In addition to the directors elected at the Meeting, Enrique R. Arzac and Lawrence J. Fox continue to serve as directors of the Fund. Subsequent to this Meeting, Lawrence D. Haber resigned as a director of the Fund.

IMPORTANT PRIVACY CHOICES FOR CONSUMERS (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

• Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

• Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates.

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Note: This notice is provided to clients and prospective clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), and Credit Suisse Asset Management Securities, Inc., and shareholders and prospective shareholders in Credit Suisse sponsored and advised investment companies, including Credit Suisse Funds, and other consumers and customers, as applicable. This notice is not intended to be incorporated in any offering materials but is merely a statement of our current Privacy Policy, and may be amended from time to time upon notice to you. This notice is dated as of May 14, 2008.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its securities are available:

  •  By calling 1-800-293-1232;

  •  On the Fund's website, www.credit-suisse.com/us

  •  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

The First Israel Fund, Inc. (the "Fund") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

Participation in the Plan is voluntary. In order to participate in the Plan, you must be a registered holder of at least one share of stock of the Fund. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online "Account Access" and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share ("NAV") of the Fund's common stock on the payment date, or (ii) 95% of the market price per share of the Fund's common stock on the payment date. If the NAV of the Fund's common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by requesting a certificate or a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED) (CONTINUED)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 730-6001 (U.S. and Canada) (781) 575-3100 (Outside U.S. and Canada) Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	The First Israel Fund, Inc.
c/o Computershare
P.O. Box 43078
Providence, Rhode Island 02940-3078
All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

CLOSED-END FUNDS

Single Country
The Chile Fund, Inc. (AMEX: CH)
The First Israel Fund, Inc. (AMEX: ISL)
The Indonesia Fund, Inc. (AMEX: IF)

Multiple Country
The Emerging Markets Telecommunications Fund, Inc. (AMEX: ETF)
The Latin America Equity Fund, Inc. (AMEX: LAQ)

Fixed Income
Credit Suisse Asset Management Income Fund, Inc. (AMEX: CIK)
Credit Suisse High Yield Bond Fund (AMEX: DHY)

Literature Request—Call today for free descriptive information on the closed-end funds listed above at 800-293-1232 or visit our website at www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Absolute Return Fund

Credit Suisse Cash Reserve Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Global Fixed Income Fund

Credit Suisse Global Small Cap Fund

Credit Suisse High Income Fund

Credit Suisse International Focus Fund

Credit Suisse Large Cap Blend Fund

Credit Suisse Large Cap Growth Fund

Credit Suisse Large Cap Value Fund

Credit Suisse Mid-Cap Core Fund

Credit Suisse Small Cap Core Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac	Chairman of the Board of Directors

James J. Cattano	Director

Lawrence J. Fox	Director

Steven N. Rappaport	Director

George Hornig	Chief Executive Officer and President

Neil Gregson	Chief Investment Officer

J. Kevin Gao	Chief Legal Officer, Senior Vice President and Secretary

Emidio Morizio	Chief Compliance Officer

Michael A. Pignataro	Chief Financial Officer

Cecilia Chau	Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC

Eleven Madison Avenue

New York, NY 10010

INVESTMENT SUB-ADVISER

Credit Suisse Asset Management Limited

One Cabot Square

London, E14 4QJ

INVESTMENT SUB-ADVISER

Analyst Exchange and Trading Services Ltd.

46 Rothschild Boulevard

Tel Aviv, 66883 Israel

ADMINISTRATOR AND CUSTODIAN

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

ISL-SAR-0608

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 3, 2008.

Item 11. Controls and Procedures.

(a)                                  As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Not applicable.

(a)(2)                    The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)                    Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE FIRST ISRAEL FUND, INC.

/s/George R. Hornig
Name: George R. Hornig
Title:	Chief Executive Officer
Date:	September 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/George R. Hornig
Name: George R. Hornig
Title:	Chief Executive Officer
Date:	September 4, 2008

/s/Michael A. Pignataro
Name: Michael A. Pignataro
Title:	Chief Financial Officer
Date:	September 4, 2008